1© 2018 Knoll Inc. Andrew Cogan, President & CEO Charles Rayfield, SVP & CFO Knoll, Inc. First Quarter 2018 Investor Presentation Fiber Side Chair, Base Table and Unfold Pendants Exhibit 99.1

2© 2018 Knoll Inc. Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," “goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture and coverings solutions, changes in the competitive marketplace, changes in trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, and other risks identified in Knoll’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

Knoll is: A constellation of design-driven brands and people, working together with our clients to create inspired modern interiors.

4© 2018 Knoll Inc. 801938 2018 Knoll’s reputation for iconic design, leadership, quality and innovation in both the workplace and residential markets is recognized globally

5© 2018 Knoll Inc. › Target underpenetrated and emerging ancillary categories and markets for growth › Expand our reach into residential and decorator channels around the world › Maximize office segment profitability and growth › Leverage technology to expand our market visibility and improve our efficiency Four strategic imperatives drive our strategy

Knoll brands span commercial and residential applications with high design opportunities, and are heavily influenced by architect and designer specifiers



Luxury
Affordable luxury
Accessible
Commercial
Residential
HOLLY HUNT
Edelman
KnollStudio
KnollTextiles
DatesWeiser
Spinneybeck
FilzFelt
Muuto
Knoll Office
KnollExtra
• Favorable demographics
• High margin opportunities
• Fragmented competitors
• Changing work style
• Resimercial aesthetic
• Global capability
- Residential product
- Hybrid product
- Commercial product

$73B Global Commercial Market
- $8B luxury
- $11B affordable luxury

~$18.5B North American Market

$266B Global Residential Market
- $9B luxury
- $17B affordable luxury

Sources: Based on Knoll, Inc. and BIFMA estimates

© 2018 Knoll Inc.

6

7© 2018 Knoll Inc. We have a singular line-up of brands and offerings from high-performance workplace to “resimericial” ancillary… Knoll Office DatesWeiser KnollStudio Muuto Ancillary Offering

8© 2018 Knoll Inc. …and from uber-luxury living spaces to affordable luxury for the home HOLLY HUNT | Vladimir Kagan KnollStudio LA Home Design Shop Muuto

9© 2018 Knoll Inc. Office Lifestyle 60% 40% 39%61% 2017 Net Sales 2017 Adjusted EBITDA Note: Adjusted EBITDA excludes unallocated corporate expenses and non-cash charges totaling ($6.9M) in 2017, see page 29. As previously discussed on our earnings call in February 2018, effective Q1 2018, we will be modifying our segment structure to consist of Office and Lifestyle. 85% 15% 2017 Net Sales by Geography Note: Figures include acquisition of Muuto. For a reconciliation of the Muuto results, see page 29. Through both organic product development and M&A we have increased the mix of our sales and profits outside of Office and North America Office Lifestyle N. America Rest of World

As Office clients rethink their priorities, we see a major inflection point in workplace design, creating new challenges and opportunities for Knoll


Primary
Activity

Client Space Allocation


Primary
Activity

Individual	▼	▲	Group
Formal	▼	▲	Casual
Corporate / commercial aesthetic	▼	▲	Residential aesthetic
Dedicated	▼	▲	Shared
One Size Fits All	▼	▲	Competition for Talent
Fixed	▼	▲	Mobile / Adjustable
$1M+ projects	▼	▲	Small to mid size projects

© 2018 Knoll Inc.
10

Solving ancillary is critical for maintaining our position as a market leader and fueling growth

Estimated share of wallet[1]

2015 Knoll Dealers

Workstations (Primary Spaces)

Ancillary (Activity)



Knoll workplace ±90% ±10%

[1] ±50% combined share of wallet based on major project review and reported Dealer value

Estimated Market share[2]

2016 Industry ~$18.3B[3]

Workstations (Primary Spaces)

Ancillary (Activity)



Knoll workplace ±7% ±1%

[2] ±4% combined market share, Knoll Estimate
[3] Preliminary BIFMA 2016 estimate

© 2018 Knoll Inc.

11

12© 2018 Knoll Inc. Ancillary Case Study: Tech Company, Colorado Within Knoll Dealer Scope 60% Primary Spaces 40% Shared Spaces 80% Knoll 64% Knoll 73% Share of Wallet within Knoll dealer scope

With the acquisition of Muuto, Knoll brands now span the workplace market

WORKPLACE FURNITURE MARKET SEGMENTATION



Ancillary ≥$8.5B[1,2]
Workstations ≤$8.5B[1,2]
Luxury
Affordable luxury
Accessible
Cheap
HOLLY HUNT
Cassina
B&B ITALIA
Poltrona Frau
HermanMiller Collection
DatesWeiser
KnollStudio
BERNHARDT
RH
DESIGN WITHIN REACH
Room&Board
BUZZI SPACE
coalesse
Andreu World
viccarbe
Knoll Office
arper
DAVIS
Muuto
HermanMiller
teknion
HAY
STYLEX
Allermuir
Steelcase
HAWORTH
west elm
BLU DOT
CB2
west elm WORKSPACE
IKEA

Residential (~$1B)
- Limited durability & warranty in commercial setting
- Payment at order

Crossover
- Residential/hospitality sensibility; appropriate for commercial use
- ±5 yrs warranty

Contract
- Aesthetic & function specific to workplace setting
- 10+ years durability and warranty

Note: Brand positions are directional. 1. BIFMA estimates the 2016 NA contract furniture industry at approximately $18.5B. Included in this estimate is approximately $2.5B related to BIFMA Specialty (non-office products) which Knoll has excluded from the above analysis. Furthermore, approximately $1B of residential furniture sold into the workplace market (Knoll Estimate) has been added to the above analysis. 2. Knoll estimates even split of ancillary versus workstation market share of total workplace furniture market.

13

14© 2018 Knoll Inc. Muuto Expansion Strategy We plan to more than double the size of Muuto over the next 3-5 years • North America: Massive upside to ~$15M sales today by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors • Proven market acceptance in NA with key co-working and residential retailers • Europe: Introduce Muuto to Knoll residential distribution and corporate clients • Product: Scale product scope Muuto 2017F: $75M Sales $21M EBITDA 1 2 3 Sales & EBITDA growth >2X 1 2 3

15© 2018 Knoll Inc. It’s about more than just product – sales alignment matters

16© 2018 Knoll Inc. In the back half of 2017 sales of newer workplace platforms eclipsed those of legacy systems and storage

17© 2018 Knoll Inc. 25 30 35 40 45 50 55 60 2013 2014 2015 2016 2017 Millio ns 30 40 50 60 70 80 2013 2014 2015 2016 2017(20.00)% (15.00)% (10.00)% (5.00)% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2013 2014 2015 2016 2017 Source: Chief Executive Magazine Corporate Profits still strong % Change from Prior Quarter CEO Confidence positive CEO Confidence Index Architectural Billings down slightly ABI Billing Index Source: American Institute of Architects Source: Bureau of Economic Analysis as of Q3 2017 Net absorption trending down slightly Annual Net Absorption (sf) ed 40 45 50 55 60 2013 2014 15 2016 2017 Industry indicators suggest growth should accelerate Source: JLL

18© 2018 Knoll Inc. New year, exciting new products and capabilities

19© 2018 Knoll Inc. Investment Rationale › Improving macro environment with decreasing headwind from legacy products helping drive sales › Lean opportunities to drive Office margins higher › Strong track record of successful acquisitions; Muuto expected to be immediately accretive to both margins and EPS › Significant benefit from lower tax rates for both clients and Knoll › Driven and motivated management team aligned with shareholder objectives

20© 2018 Knoll Inc. $372 $412 $446 $415 35.4% 37.3% 38.3% 36.6% 2014 2015 2016 2017 $114 $143 $169 $145 10.9% 13.0% 14.5% 12.8% 2014 2015 2016 2017 $1.09 $1.52 $1.68 $1.38 2014 2015 2016 2017 $1,050 $1,104 $1,164 $1,133 2014 2015 2016 2017 Gross Profit ($ Millions) and % Adjusted EBITDA ($ Millions) and % Adjusted Earnings Per Share - Diluted Sales Growth YoY – ($ Millions) +8% +12% +26% +27% Note: Adjusted EBITDA and Percentage, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Net Earnings to Adjusted EBITDA and Percentage and Adjusted EPS to GAAP EPS, see page 33. 2017 was a pause in the longer term journey to continue to grow sales, margins and profits

21© 2018 Knoll Inc. Note: Adjusted Operating Expenses, Adjusted Operating Profit and Percentage, Adjusted EBITDA and Percentage, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses and Adjusted Operating Profit and Percentage to GAAP Operating Profit and Percentage, see page 30, Net Earnings to Adjusted EBITDA and Percentage and EPS to Adjusted Diluted EPS, see page 32. Tale of two halves: weak demand in the first 2 quarters of 2017, while initiatives to grow sales gained traction in the back half of the year Q1 1H-17 2H-17 Net Sales 525.5$ 607.4$ 81.9$ 15.6% Gross Profit 195.6$ 218.9$ 23.3 11.9 % Gross Margin % 37.2% 36.0% Adjusted Operating Expenses 148.2 157.2 (9.0) (6.1)% Adjusted Operating Profit 47.4$ 61.7$ 14.3 30.2% Adjusted Operating Profit % 9.0% 10.2% Adjusted EBITDA 64.6$ 80.0$ 15.4 23.9% Adjusted EBITDA % 12.3% 13.2% Adjusted Diluted EPS $0.60 $0.78 0.18$ 30.0% 120 bps 90 bps B / (W) vs. 1H (120) bps

22© 2018 Knoll Inc. Efficiency improvement activities continue to offset inflationary pressure; however, the industry is fighting several headwind factors › Volume in Q1 and Q2 2017 had a significant impact on the 2017 gross margin pull-through › Continuous improvement activities were steady during 2017, and largely offset inflationary pressure › Pricing was generally up for the majority of 2017 due to a list price increase earlier in the year, but pricing pressure intensified in the 4th quarter 85.0% 90.0% 95.0% 100.0% 105.0% 110.0% Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Knoll, Inc. Net Price Exchange Impacts Continuous Improvement Volume/Mix Inflation Total Price Volume CI Total Fx Inflation

23© 2018 Knoll Inc. “Less is More” Bringing Lean to Knoll We are implementing a culture of continuous improvement Lean across Knoll › Driving out waste and inefficiency › Engaging our manufacturing associates › Process and productivity improvement Waste and Landfill Recycled Content Safety Incident Rate Lean Initiatives

24© 2018 Knoll Inc. 2.5% 3.5% 4.5% 5.5% 6.5% 7.5% 8.5% 9.5% 10.5% 11.5% 12.5% 13.5% Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Knoll MLHR SCS HNI 2 .0 27.5% 30.0% 32.5% 35.0% 37.5% 40.0% Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Knoll MLHR SCS HNI Knoll, Inc. and Competitor Margin Trends While margins across the industry have been pressured by market headwinds in commodities pricing, foreign currency impacts and net price realization, continuous improvement activities and price increases have largely offset these pressures Despite the gross margin pressures, Knoll continues to manage operating margins above its peers Note: Competitor gross margin and adjusted operating margin data was derived from publicly filed information. The calculation of adjusted operating margin percentage may be done differently by each of these companies and may not be directly comparable. For a reconciliation of Knoll adjusted operating margins and percentages to GAAP operating margins and percentages, see page 31. Adjusted Operating Margin % Gross Margin %

25© 2018 Knoll Inc. (6.6)% (37.0)% Net Sales (millions) Adjusted Operating Profit* (millions) - Volume - Inflation + Operating Expenses + Volume (HH, DW, EUR) - OpEx (DW, HH & Europe) - FX (Europe) - Mix - Operating Expenses (330) bps (150) bps (110) bps +5.4% (0.5)% (4.3)% (5.1)% Note: Adjusted Operating Profit and Percentage are non-GAAP financial measures. For a reconciliation of Adjusted Operating Profit and Percentage to GAAP Operating Profit and Percentage, see page 29. $731 $683 $323 $341 $110 $109 2016 2017 2016 2017 2016 2017 OFFICE STUDIO COVERINGS - Textiles – decline in large projects - Edelman - hospitality + Spinneybeck – architectural applications 12.4% 9.8% 18.7% 17.5% 25.4% 23.0% Knoll, Inc. 2017 Results by Segment vs. Prior Year ($ in millions) - Government & Commercial Sales + New Platforms & Complementary Products + Holly Hunt – Outdoor line & Kagan + DatesWeiser + Europe – Residential & Contract - NA Studio – Residential & Contract $74 $47 $53 $51 $26 $25 0 6 2017 2016 2017 2016 2017 OFFICE STUDIO COVERINGS 10.1% 6.8% 16.5% 15.0% 23.7% 22.6% * Excluding unallocated corporate expenses of $16.9M in 2016 and $13.1M in 2017

26© 2018 Knoll Inc. 2.23 3.21 2.41 1.67 1.37 1.37 2013 Q1-2014 2014 2015 2016 2017 $179 $290 $276 $239 $232 $197 2013 Q1-2014 2014 2015 2016 2017 Historical trends demonstrate our ability to reduce overall leverage (2) Includes outstanding letters of credit and guarantee obligations. (1) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM, see page 31. Bank Debt ($ in millions)(2)Bank Net Leverage Ratio(1) › $750M facility, with ability to expand up to $650M with accordion and unsecured debt › $400M revolver › $250M US-based Term Loan A › €82M Euro-based Term Loan A › Executed a $300M, 1 year forward swap contract on LIBOR based debt › Fixed LIBOR rate of 2.63% beginning Jan 1, 2019 › Hedged amount amortizes by $50M each calendar year

27© 2018 Knoll Inc. $9.0 $8.7 $5.5 $10.9 $22.7 $24.4 $29.2 $30.3 2014 2015 2016 2017 ($ mil li o ns) Dividends Shares Repurchases $31.7 $33.1 $34.7 $41.2 And we continue to return cash to shareholders through dividends and buybacks

28© 2018 Knoll Inc. 28 Thank You

29© 2018 Knoll Inc. Reconciliation of Non-GAAP Results Net Sales (As Reported) Adjusted EBITDA (As Reported) Office 723.0 Office 66.3 Lifestyle 409.9 Lifestyle 85.1 Knoll, Inc 1,132.9$ Unallocated Corporate (6.9) Knoll, Inc 144.5$ Net Sales (Adjusted for Muuto) Adjusted EBITDA (Adjusted for Muuto) Muuto (included in Lifestyle below) 70.4 Muuto (included in Lifestyle below) 19.9 Office 723.0 Office 66.3 Lifestyle 480.3 Lifestyle 105.0 Knoll, Inc 1,203.3$ Unallocated Corporate (6.9) Knoll, Inc 164.4$ Year Ended December 31, 2017 Office Studio Coverings Office Studio Coverings Operating Profit 73.9$ 53.4$ 26.0$ 25.9$ 51.1$ 24.6$ Add back: Asset mpairment charge - - - 16.3 - - Pension s ttlement charges - - - 2.2 - - Restructuri g charges 2.2 Adjusted Operating Profit 73.9$ 53.4$ 26.0$ 46.6$ 51.1$ 24.6$ Net Sales 731.3$ 323.4$ 109.5$ 682.9$ 341.0$ 109.0$ Operating Profit % 10.1% 16.5% 23.7% 3.8% 15.0% 22.6% Adjusted Operating Profit % 10.1% 16.5% 23.7% 6.8% 15.0% 22.6% Full Year 2016 Full Year 2017

30© 2018 Knoll Inc. 2017 1H 2H Operating Expenses: ($mm) 326.6$ 150.4$ 176.2$ Deduct: Asset impairment charge 16.3 - 16.3 Pension settlement 2.2 - 2.2 Restructuring charges 2.2 2.2 - Acquisition charges 0.5 - 0.5 Adjusted Operating Expenses 305.4$ 148.2$ 157.2$ Reconciliation of Non-GAAP Results 2017 1H 2H Operating Profit: ($mm) 88.0$ 45.3$ 42.7$ Add: Asset impairment charge 16.3 - 16.3 Pension settlement 2.2 - 2.2 Restructuri charges 2.2 .2 - Acquisition charges 0.5 - 0.5 Adjusted Operating Profit 109.1$ 47.4$ 61.7$ Net Sales 1,132.9$ 525.5$ 607.4$ Operating Profit % 7.8% 8.6% 7.0% Adjusted Operating Profit % 9.6% 9.0% 10.2% a

Reconciliation of Non-GAAP Results

	Q4 14	Q1 15	Q2 15	Q3 15	Q4 15	Q1 16	Q2 16	Q3 16	Q4 16	Q1 17	Q2 17	Q3 17	Q4 17
Operating Profit ($mm)	$ 20.0	$ 22.3	$ 28.3	$ 28.7	$ 21.8	$ 31.8	$ 33.5	$ 35.2	$ 35.8	$ 23.0	$ 22.2	$ 30.1	$ 12.6
Add back:													
Intangible asset impairment charge	-	-	-	-	10.7	-	-	-	-	-	-	-	16.3
Pension settlement and OPEB curtailment	6.5	-	-	-	-	-	-	-	-	-	-	-	2.2
Restructuring charges	0.7	-	-	-	0.5	-	-	-	-	-	2.2	-	-
Seating product discontinuation	-	-	-	-	0.9	-	-	-	-	-	-	-	-
Acquisition expenses	-	-	-	-	-	-	-	-	-	-	-	-	0.5
Remeasurement of FilzFelt Earn-out liability	0.5	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Operating Profit	$ 27.7	$ 22.3	$ 28.3	$ 28.7	$ 33.9	$ 31.8	$ 33.5	$ 35.2	$ 35.8	$ 23.0	$ 24.4	$ 30.1	$ 31.6
Net Sales ($mm)	$ 286.5	$ 266.5	$ 268.6	$ 263.6	$ 305.7	$ 284.6	$ 294.7	$ 292.1	$ 292.9	$ 256.8	$ 268.7	$ 291.3	$ 316.1
GAAP Operating Profit %	7.0%	8.4%	10.5%	10.9%	7.1%	11.2%	11.4%	12.1%	12.2%	9.0%	8.3%	10.3%	4.0%
Adjusted Operating Profit %	9.7%	8.4%	10.5%	10.9%	11.1%	11.2%	11.4%	12.1%	12.2%	9.0%	9.1%	10.3%	10.0%

	12/31/13	3/31/14	12/31/14	12/31/15	12/31/16	12/31/17
Debt Levels (1)	$ 178.8	$ 289.8	$ 275.5	$ 238.7	$ 231.8	$ 197.4
LTM Net Earnings ($mm)	$ 23.2	$ 25.0	$ 46.6	$ 66.0	$ 82.1	$ 80.2
LTM Adjustments						
Interest	5.3	5.5	6.7	6.1	4.7	6.8
Taxes	15.7	16.0	29.2	37.5	45.4	(1.6)
Depreciation and Amortization	16.3	16.9	20.0	21.3	23.0	26.7
Non-cash Items and Other (2)	19.7	27.0	11.9	12.5	13.4	32.4
LTM Adjusted EBITDA	$ 80.2	$ 90.4	$ 114.4	$ 143.4	$ 168.7	$ 144.5
Bank Leverage Calculation (3)	2.23	3.21	2.41	1.67	1.37	1.37

(1) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of our credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014.

(2) - Non-cash and Other items include, but are not limited to, intangible asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, restructuring charges, and acquisition expenses.

(3) - Bank leverage is calculated by dividing debt by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

© 2018 Knoll Inc.
31

32© 2018 Knoll Inc. Reconciliation of Non-GAAP Results 1H 17 2H17 Earnings per Share - Diluted 0.57$ 1.06$ Add back: Asset impairment charge - 0.33 Pension settlement - 0.04 Restructuring charges 0.03 - Acquisition charges - 0.01 Tax effect of non-GAAP adjustments - (0.12) Tax Reform - (0.54) Adjusted Earnings per Share - Diluted 0.60$ 0.78$ 1H 17 2H 17 Net Earnings ($mm) 28.4$ 51.9$ Add back: Income tax (benefit) expense 12.9 (14.5) Intere t expense 3.5 4.0 Depreciati n and amortization 12.3 13.7 EBITDA 57.1 55.0 Add back: Non-cash items and other (1) 7.4 25.0 Adjusted EBITDA 64.5$ 80.0$ Net Sales ($mm) 525.5$ 607.4$ Adjusted EBITDA % 12.3% 13.2%

33© 2018 Knoll Inc. Reconciliation of Non-GAAP Results 2014 2015 2016 2017 Net Earnings ($mm) 46.6$ 66.0$ 82.1$ 80.2$ Add back: Income tax (benefit) expense 29.2 37.5 45.4 (1.6) Interest expense 7.4 6.9 5.4 7.5 Depreciation and amortization 19.3 20.5 22.4 26.1 EBITDA 102.5$ 130.9$ 155.3$ 112.2$ Add back: Non-cash items and other (1) 11.9 12.5 13.4 32.3 Adjusted EBITDA 114.4$ 143.4$ 168.7$ 144.5$ Net Sales ($mm) 1,050.3$ 1,104.4$ 1,164.3$ 1,132.9$ Adjusted EBITDA % 10.9% 13.0% 14.5% 12.8% Years Ended December 31, (1) - Non-cash and Other items include, but are not limited to, asset impairment charge, pension settlement and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition expenses 2014 2015 2016 2017 Earnings per Share - Diluted 0.97$ 1.36$ 1.68$ 1.63$ Add back: Intangible asset impairment charge - 0.22 - 0.3 Pension settlement nd OPEB curtailment 0.14 - 04 R structuring charges 03 .0 - . S a ing p odu t discontinuation ch rge - 0 2 - Acquisition expenses - - 0.01 Less: Tax effect on no -GAAP adjustments 0.05 0.09 .13 Reform impact - - - 0 54 Adjusted Earnings per Share - Diluted 1.09$ 1.52$ 1.68$ 1.38$ Years Ended December 31,

34© 2018 Knoll Inc.